                                                                 EXHIBIT 10.9(a)

                             DATED 12th June 1992

                             ---------------------

                     ENGLISH INDUSTRIAL ESTATES CORPORATION

                     --------------------------------------

                                     - to -
                     APPLIED IMAGING INTERNATIONAL LIMITED

                     --------------------------------------



                                   L E A S E
                                   ----------

                of the Hi-tech/office Unit Number BT.2003/1A at
                      Hylton Park Sunderland Tyne and Wear
                               TERM: Twelve years
                               FROM:  12/6/92
                               RACK RENT: 39,958 Pounds
                             (Subject to Revision)


                               Wilkinson Maughan,
                                   Solicitors
                          Newcastle upon Tyne NEI 1XX
                                     2093H

                     English Industrial Estates Corporation

                               Table of Contents

Clause 1. Interpretation
          --------------
          2.        Demise
                    ------
                    2.1       The demised premises
                    2.2       Exceptions and reservations
                    2.3       Term
                    2.4       Rents
          3.        Tenant's covenants
                    ------------------
                    3.1       Payment of rent
                    3.2       Value Added Tax
                    3.3       Payment of taxes etc.
                    3.4       Compliance with statute
                    3.5       Repair of the demised premises
                    3.6       Repair of fixtures
                    3.7       Landlord's inspection
                    3.8       Interior painting
                    3.9       Landlord's right to repair etc.
                    3.10      Parking of vehicles
                    3.11      Disposal of rubbish
                    3.12      Making and restoration of alterations
                    3.13      Planning
                    3.14      Loading of premises
                    3.15      Drainage and effluents
                    3.16      Entry by neighbours
                    3.17      Clean air provisions
                    3.18      Advertising
                    3.19      user
                    3.20      Loading etc. of vehicles on the Common Parts
                    3.21      Avoidance of insurance
                    3.22      Auctions etc.
                    3.23      Assignment, underletting etc.
                    3.24      Appointment of receiver or administrative receiver
                    3.25      Re-letting
                    3.26      Payment of Landlord's costs
                    3.27      Registration of dispositions etc.
                    3.28      Notice of destruction or damage
                    3.29      Indemnities
                    3.30      New easements
                    3.31      Access of light
                    3.32      Installation of duct
          4.        Landlord's covenants
                    --------------------
                    4.l       Quiet enjoyment
                    4.2       Insurance
                    4.3       Reinstatement on destruction or damage
                    4.4       Repair of the Building
                    4.5       Exterior painting
                    4.6       Maintenance of the Common Parts
                    4.7       Provision of the Part A Services

          5.        Provisos and declarations
                    -------------------------
                    5.l       Power of re-entry
                    5.2       Cesser of rent
                    5.3       Disputes as to rent cesser
                    5.4       Termination if premises substantially unfit
                    5.5       Obstruction of light or air
                    5.6       No warranty as to planning consent
                    5.7       Limit on waiver by acceptance of rent
                    5.8       Part B Services
                    5.9       Limitation of liability under clause 4.6 and for
                              services
                    5.10      Landlord's liability excluded
                    5.11      Service of notices
                    5.12      Exclusion of statutory compensation
                    5.13      Tenant's goods left in demised premises
                    5.14      Disputes between tenants
          6.        Break Clause
                    ------------
          7.        Rack Rent review
                    ----------------
                    7.1       Amount of revised Rack Rent
                    7.2       Current annual market value
                    7.3       Determination by expert
                    7.4       Existing Rack Rent payable until revised Rack Rent
                              determined
                    7.5       Memorandum of rent review
          8.        Guarantor's covenants
                    ---------------------
                    8.1       Tenant to pay rent and observe covenants -
                              Guarantor to make good loss
                    8.2       Guarantor to take new lease upon disclaimer of
                              this lease
                    8.3       Provisos
                    8.4       Rent review memorandum
                    First Schedule
                    --------------
                    Review of Maintenance Rent
                    Second Schedule
                    ---------------
                    Review of Service Rent
                    Third Schedule
                    --------------
                    Part A Services
                    Part B Services
                    Fourth Schedule
                    ---------------
                    Fixtures and Fittings

THIS LEASE made the [Twelfth] day of [June]
One thousand nine hundred and ninety two

B E T W E E N
- -------------
(1)       ENGLISH INDUSTRIAL ESTATES CORPORATION whose principal office is
          ---------------------------------------
situate at Team Valley Gateshead in the County of Tyne and Wear (hereinafter called "the Landlord") and

(2)       APPLIED IMAGING INTERNATIONAL LIMITED whose registered office is 720
          -------------------------------------
Birchwood Boulevard Birchwood Warrington in the County of Cheshire WA3 7PX (hereinafter called "the Tenant")

WITNESSETH in consideration of the rents hereinafter reserved and of the
- ----------
covenants by the Tenant herein contained

AND IT IS HEREBY DECLARED as follows:
- ------------------------

1.        Interpretation
- ------------------------
1.l IN this Lease unless there be something in the context inconsistent therewith

"the Development"    means the Landlord's hi-tech office development known as
                     BT.2003 Hylton Park Sunderland Tyne and Wear

"the Building"       means the Landlord's hi-tech office building known as Unit
                     BT.2003/1 at the Development and includes all variations and additions thereto made during the term hereby created and the curtilage thereof

"the Building        means the insurance of the Building with an insurer of good
Insurance"           repute with all variations and additions thereto made
                     during the term hereby created and the Landlord's fixtures and fittings therein against loss or damage by fire and by storm and tempest and such other insurable risks as the Landlord shall from time to time consider necessary and have notified to the Tenant so far as covered by the special conditions of the relevant extension to the Landlord's standard fire insurance policy in such a sum as the Landlord (whose decision shall be final) shall determine as being the full reinstatement cost
                     (including site clearance and demolition costs) for the time being of the Building and fixtures and fittings
                     (including provision for professional fees)

"the Common Parts"   mean all parts of the Development which are used or
                     enjoyed in common by the Landlord its tenants or other the occupiers of the Development or persons authorised by it or are subject to party rights in favour of an owner or owners of land forming part of the Development and includes all roads footpaths passageways car parks street lamps road signs walls gates fences drains sewers watercourses conduits channels pipes wires cables pedestrian ways concourses circulation areas entrance halls passages landings staircases lifts lavatories toilets washing facilities gardens planted areas forecourts and other ways or accesses in or about the Development which are so used enjoyed or subject

"the Demised         means all that part of the Building known as Unit
Premises"            No.BT.2003/1A together with the Landlord's fixtures and
                     fittings therein as the same is more particularly delineated on the Plan and thereon coloured red and includes:

                         (A) The doors and windows thereof the frames
                             thereof and the glass therein

                         (B) The internal finishes of the walls but not
                             main structure thereof

                         (C) The floor above the level of the screed or
                             main joists as the case may be

                         (D) The surface finish of solid ceilings and all
                             parts of the ceiling below the main joists as the case may be

"the Inventory of    means the inventory of the Landlord's fixtures and fittings
Fixtures and         in the Demised
Fittings"

                         Premises as set out in the Fourth Schedule hereto
"the Landlord"           shall include the reversioner and others for the time
                         being entitled to receive the rents hereby reserved

"the Maintenance Rent"   means the yearly rent ascertained under the provisions
                         of the First Schedule and payable in consideration of the obligations undertaken by the Landlord in clauses
                         4.4 4.5 and 4.6

"the Parking Space"      the space coloured blue on the Plan

"the Part A Services"    means the services specified in Part A of the Third
                         Schedule which the Landlord covenants to provide under clause 4.7

"the Part B Services"    means the services specified in Part B
                         of the Third Schedule to which the provisions of clause
                         5.8 apply

"the Plan"               means the plan annexed hereto

"the Planning Laws"      means every law for the time being in force in England
                         and Wales and (in the case of any law applied to particular localities) having application to the locality of the premises hereby demised in relation to town and country planning and development control including the Town and Country Planning Act 1990 the
                         Planning (Listed Buildings and Conservation Areas) Act
                         1990 the

                         Planning (Hazardous Substances) Act 1990 the Planning (Consequential Provisions) Act 1990 and the Planning and Compensation Act 1991

"the Quarter Days"       means the 31st March 30th June 30th September and 31st
                         December in each year

"the Rack Rent"          means the clear yearly rent for the time being payable
                         under clauses 2.4.1.1 and 2.4.1.2

"the Rental Insurance"   means the insurance against the loss to the Landlord
                         resulting from loss of rent for the Building arising out of damage covered by the Building Insurance limited in the aggregate amount of two years Rack Rent two years Maintenance Rent and two years Service Rent (the
                         Landlord's estimate of which shall be such reasonable sum having regard to the likely period required for reinstatement)

"the Revision Date"      means successively
                         (a)  the third anniversary of the Term Commencement
                              Date and every third anniversary thereof occurring prior to the Term Penultimate Date and
                         (b)  The Term Penultimate Date

"the First Revision"     means the third anniversary of the Term Commencement
Date"                    Date

"the Said Term"          means the term hereby created and includes (if such
                         occurs) the period of any extension thereof by statute or at common law or of any holding over

"the Service Rent"       means the yearly rent reserved under clause 2,4,3
                         payable in consideration of

                              (A) the obligations undertaken by the Landlord in
                                  Clauses 4.2 and 4.7 and
                              (B) the provision by the Landlord of any of the
                                  Part B Services which is subject to review under the provisions of the Second Schedule

"the Tenant"             shall include those deriving title under the Tenant

"Term Commencement       means the date specified in Clause 2.3 from and
Date"                    including the date on which the Said Term commences

"Term Penultimate        means the day preceding that on which the Said Term
Date"                    would expire by effluxion of time if not extended or
                         continued by contract or statute

1.2 Unless otherwise specifically stated a reference in this Lease to a Schedule or to any clause or paragraph therein means that Schedule to or clause of this Lease or paragraph in such Schedule

1.3 Headnotes and sidenotes in this Lease appear for ease of reference only and shall not affect its construction

1.4 Words importing the singular number only shall include the plural number and vice versa and where there are two or more persons included in the expressions "the Tenant" or (if applicable) "the Guarantor" covenants contained in this Lease which are expressed to be made by the Tenant or the Guarantor respectively shall be deemed to be made by such persons jointly and severally

1.5 Words importing the masculine gender only shall include the feminine and neuter genders and vice versa
1.6       Words importing persons shall include corporations and vice versa

1.7 References to any Act of Parliament include references to any statutory modification or re-enactment thereof for the time being in force and any order instrument regulation or bye-law made or issued thereunder

1.8       This lease is a deed

2.        Demise
- ------------------------
2.l       THE Landlord hereby demises unto the Tenant:-
          2.1.1      FIRST ALL the Demised Premises and

          2.1.2 SECONDLY the right for the Tenant his servants and agents and persons authorised by him to the exclusive use of the Parking Space for the purpose of parking private motor vehicles in connection only with the use of the Demises Premises TOGETHER WITH full and free right and liberty for the Tenant in common with the Landlord and all other persons authorised by it:

          2.l.3 To pass and repass over and along the Common Parts on foot to the Demised Premises and on foot and with or without motor vehicles to the Parking Space and to the car park generally and to use any lifts included in the Building during the Working Hours for all purposes connected with the use and enjoyment of the Demised Premises and the Parking Space

          2.1.4     To park not more than twenty six private motor vehicles
                    (or such increased number as the Landlord may from time to time by written notice to the Tenant stipulate) on the Parking Space and in connection only with the Tenant's user of the Demised Premises

          2.1.5 to the free and uninterrupted passage and running of water soil gas air electricity and telephone and any other service or supply (subject to any necessary temporary interruption for repair maintenance alteration or replacement) from and to the Demised Premises through the sewers drains watercourses cables pipes ducts and wires which now are or may at any time hereafter be in under or passing through the Building or any part or parts thereof so far as the same may be necessary for the proper use and enjoyment of the Demised Premises

          2.l.6 to subjacent and lateral support and to shelter and protection of the Demised Premises from the other parts of the Building

          2.1.7 to instal and maintain a duct for communication cables under the ground in the position marked by a green line on the plan together with a right of access to and egress from the said duct for the purposes of installing maintaining and repairing the same

          2.1.8 a right of way at all times for all purposes over and across the area of land coloured brown on the plan for the purpose of access to and egress from the building edged red on the plan

2.2       EXCEPTING AND RESERVING

          2.2.1 Unto the Landlord free and uninterrupted passage and running of water soil gas air electricity and telephone or any other service or supply from the other parts of the Building through the sewers drains watercourses conduits cables pipes ducts and wires which are now or may hereafter during the Said Term be in or over or under the Demised Premises and

          2.2.2 Unto the Landlord the support and protection from the Demised Premises enjoyed by the remainder of the Building

          2.2.3 Unto the owner or owners thereof the mines and minerals within and under the Building with such powers of winning working and carrying away the same as have heretofore been excepted and reserved

2.3       TO HOLD (except and reserved as aforesaid) unto the Tenant for the
          -------
          term of

          twelve years from and including
          the [Twelfth] day of [June] One thousand nine hundred and ninety two

2.4       YIELDING AND PAYING during the Said Term the following rents viz:
          -------------------
          2.4.1     The Rack Rent as follows:-

                    2.4.1.1 From and including the Term Commencement Date until the First Revision Date the clear yearly rent of thirty nine thousand nine hundred and fifty eight pounds (39,958 pounds) exclusive of Value Added Tax

                    2.4.1.2 Thereafter during each successive period of the Said Term commencing on the First Revision Date and each subsequent Revision Date and ending on the Revision Date which respectively next occurs such revised clear yearly rent as may be determined under clause 6

          2.4.2 As a further rent the Maintenance Rent of an amount ascertained under the First Schedule hereto to be paid by equal quarterly payments in advance on the Quarter Days the first payment (for the period from the Term Commencement Date to the Quarter Day next falling due after the date hereof and calculated by multiplying the basic rate specified in the First Schedule hereto by the fraction of which the numerator is the number of days between the Term Commencement Date and the said Quarter Day both included and the denominator is 365) to be made on the completion of this Lease

          2.4.3 As a further rent the Service Rent being a sum equal to the Tenant's Proportionate Charge as ascertained under the provisions of the Second Schedule or such other annual sum as pending the ascertainment of the Tenant's Proportionate Charge the Landlord may specify under paragraph two of the Second Schedule

          2.4.4 The Rack Rent and the Service Rent shall be paid by equal quarterly payments in advance on the Quarter Days the first payment (for the period from the Term Commencement Date to the Quarter Day next falling due after the date hereof and calculated by multiplying (in the case of the Rack Rent) the rent reserved under clause 2.4.1.1 and (in the case of the Service Rent) the rent reserved under clause 2.4.3 by the fraction of which the numerator is the number of days between the Term Commencement Date and the said Quarter Day both included and the denominator is 365) to be made on the completion of this Lease

          2.4.5 As a further rent (but without prejudice to any other right remedy or power herein contained or otherwise available to the Landlord) such sum or sums as shall represent interest payable in accordance with clause 3.1.2 (as well after as before judgment) or Value Added Tax (or any tax of a similar nature that may be substituted for it or levied in addition to it) and in either case payable on any unpaid rents or other sum(s) payable by the Tenant hereunder such additional rent to be paid without any deduction on demand each of such further rents to be recoverable by distress in the same manner as rent in arrear

3.        Tenant's covenants
- ----------------------------
          THE Tenant hereby covenants with the Landlord in manner following viz:-

3.1       Payment of rent
- -------------------------

          3.1.1 To pay the rents hereby reserved at the times and in manner aforesaid without any deductions except as required by law to observe and perform the provisions herein contained which are or ought on the part of the Tenant to be observed and performed

          3.1.2 If any rent further rent or other sum payable by the Tenant hereunder shall be due but unpaid for fourteen days to pay to the Landlord on demand interest at 3% above the base lending rate from time to time of Barclays Bank PLC on such outstanding amount from the due date until payment and this covenant shall not prejudice any other right or remedy of the Landlord for the recovery of the said rents or other sums

          3.1.3 If so required in writing by the Landlord to pay the Rack Rent the Maintenance Rent and the

                    Service Rent by bankers order or credit transfer to any bank and account in the United Kingdom that the Landlord may from time to time nominate

3.2       Value Added Tax
- ---------------------------

          To pay and indemnify the Landlord against Value Added Tax (or any tax of a similar nature that may be substituted for it or levied in addition to it) chargeable in respect of any of the rents or other payments made paid or payable by the Tenant under any of the terms of or in connection with this lease or in respect of any payment made by the Landlord where the Tenant agrees in this lease to reimburse the Landlord for such payment

3.3       Payment of taxes etc.
- ---------------------------------

          To pay and discharge (or in the absence of direct assessment on the Demised Premises to pay to the Landlord on demand a fair proportion to be determined by the Surveyor for the time being of the Landlord whose decision shall be binding upon the Tenant) all taxes rates assessments duties charges levies outgoings and impositions whatsoever which now are or during the Said Term shall be charged or imposed upon the Demised Premises or any part thereof or upon the owner or occupiers thereof by authority of Parliament or otherwise except

          3.3.1 Any tax in respect of rents and other payments hereunder other than Value Added Tax or other tax thereon intended to be paid by the Tenant

          3.3.2 Any tax or levy in respect of the grant of and arising solely by reason of the grant of this Lease (and not by reason of the combined effect of the grant of this Lease and of some act or omission of the Tenant)

          3.3.3 Any tax or levy in respect of any dealing with the reversion expectant on the Said Term not arising by reason of some act or omission on the part of the Tenant

3.4       Compliance with statute
- -----------------------------------

3.4.l In all respects to comply with the provisions of any Act of Parliament now or hereafter in force and the requirements of any competent authority in respect of the Demised Premises or the occupation and user thereof (including without prejudice to the generality of this covenant any provision or requirement of or arising under the Factories Act 1961 the Offices Shops and Railway Premises Act 1963 the Fire Precautions Act 1971 and the Health and Safety at Work etc., Act
          1974) and to indemnify the Landlord against all claims demands expenses and liability in respect thereof and to pay all costs charges and expenses incurred by the Landlord under or arising out of any such provision or requirement

3.4.2 To provide to the Landlord on request all such information as to the Tenant's use and occupation of the Demised Premises as the Landlord may reasonably require to enable the Landlord to comply with statutory requirements affecting it or to enforce statutory rights against third parties

3.5       Repair of the demised premises
- ------------------------------------------

          At all times during the Said Term to keep the Demised Premises in good and substantial repair and condition (except damage covered by the Building Insurance unless the whole or any part of the insurance monies is irrecoverable by reason of any act or default of the Tenant or his tenants or their respective employees agents or licensees) and the same in such good and substantial repair (except as aforesaid) at the expiration or sooner determination of the Said Term quietly to yield up to the Landlord

3.6       Repair of fixtures
- ------------------------------
          At all times during the Said Term,

          3.6.1 To keep in good working order repair and condition all machinery plant apparatus and fixtures including those particulars whereof are set forth in the Inventory of Fixtures and Fittings the property of the Landlord now or at any time during the Said Term in or on the Demised Premises (including installations fittings pipes and wires for the supply of light heat or power but except tenants fixtures)

          3.6.2 To replace or renew to the satisfaction of the Landlord such of the same as may be or become broken lost worn out or cannot be so repaired as to comply with the foregoing covenant and

          3.6.3     At the expiration or sooner determination of the Said
                    Term to yield up to the Landlord the said machinery plant apparatus and fixtures (including and except as aforesaid) with any replacements or renewals as aforesaid in good working order repair and condition

3.7       Landlord's inspection
- ---------------------------------

          3.7.1 To permit the Landlord or its agents with or without workmen and others at any time during the Said Term to enter into and upon the Demised Premises or any part thereof for the purposes of taking inventories of the Landlord's fixtures therein and of viewing and examining the state and condition of the Demised Premises

          3.7.2 To repair and make good all defects or wants of repair renewal or painting which shall be found upon such view and for which the Tenant may be liable hereunder within one month after a notice in writing to that effect shall be given to the Tenant or left for him on the Demised Premises

3.8       Interior painting
- -----------------------------
          In the sixth year of the Said Term and if so required by the Landlord at the end or sooner determination thereof to paint all the inside wood and metalwork of the Demised Premises and additions thereto so painted with at least two coats of paint in a proper and workmanlike manner and (in the case of painting carried out at the end or sooner determination of the Said
          Term) to the approval of the Landlord as respects colour and quality of materials and workmanship and to paper colourwash paint or apply such other preservatives as the Landlord may approve to all other parts of the Demised Premises and additions thereto

3.9       Landlord's right to repair etc.
- -------------------------------------------

          3.9.1 That if the Tenant shall at any time make default in the performance of any of the covenants herein contained for or relating to the repair and painting of the Demised Premises it shall be lawful for the Landlord (but without prejudice to the right of re-entry under the clause hereinafter contained) to enter upon the Demised Premises and repair and paint the Demised Premises at the expense of the Tenant in accordance with the said covenants and the expenses of such repairs and painting shall be repaid by the Tenant to the Landlord on demand

          3.9.2     To pay to the Landlord on demand all expenditure
                    reasonably incurred by the Landlord in making good to those parts of the Building which the Landlord hereinafter covenants to repair or decorate any damage caused by the willful or negligent act or omission of the Tenant or his servants
3.10      Parking of vehicles
- --------------------------------

          Not to use the Parking Space or any other part of the Car Park except as a park for the stipulated number of motor vehicles of the Tenant or his employees or of persons transacting business at the Demised Premises

3.11      Disposal of rubbish
- -------------------------------
          3.11.1 Not to form any refuse dump or rubbish or scrap heap in or about the Building

          3.11.2 Not less frequently than once a month to cause all refuse rubbish and scrap which may have accumulated on the Demised Premises to be removed therefrom

3.12      Making and restoration of alterations
- -------------------------------------------------
          3.12.1 Not to make or to permit or suffer to be made any structural addition or structural alteration to the Demised Premises

          3.12.2 Not to make or permit or suffer to be made any other alteration or addition to the Demised Premises unless in accordance with plans and specifications previously approved in writing by the Landlord (such approval not to be unreasonably withheld) save that the Tenant may install alter and remove demountable partitioning in the Demised Premises

          3.12.3 Not to interfere with or by building or otherwise cause access to any sewers drains watercourses conduits subways wires cables apparatus and other works which now are or at any time hereafter may be in through under or over the Demised Premises or any adjoining or neighbouring premises to be or become more difficult than the same now is

          3.12.4 If the Tenant shall have made any addition or alteration to the Demised Premises if so required by the Landlord at the cost of the Tenant to restore reinstate and make good the Demised Premises to the Landlord's reasonable satisfaction during the six months preceding the expiration of the Said Term or on its sooner determination to the condition in which the same were prior to the making of such addition or alteration and to pay to the Landlord any reasonable expense incurred by it of and incidental to the superintendence of such works

3.13      Planning
- --------------------

          3.13.1 Not to carry out on the Demised Premises development of any kind within the meaning of the Planning Laws nor to make any change of use of the same for which planning permission is required nor to make any application for planning permission affecting the Demised Premises nor to implement any such permission

          3.13.2 To supply the Landlord with a copy of any notice or order or proposal for a notice or order affecting the Demised Premises served on the Tenant by any competent authority immediately it is received by the Tenant and if the Landlord so requires to make or join in making such objections or representations against or in respect of such notice or order as the Landlord may reasonably require

3.14      Loading of Premises
- -------------------------------
          Not to place any load or weight upon the floor or wall of the Demised Premises in excess of the loading which such floor or wall is designed to bear

3.15      Drainage and effluents
- ----------------------------------
          Not to permit oil grease or other deleterious matter to enter the drains and sewers of the Building

3.16      Entry by neighbours
- -------------------------------

          To permit the Landlord or the occupiers of adjoining premises with their Surveyors Agents and workmen at all reasonable times upon prior notice except in the case of emergency to enter upon the Demised Premises or any part thereof for the purpose of repairing extending or altering any adjoining premises as occasion shall require or for the purpose of making repairing maintaining rebuilding cleansing or lighting and keeping in good order and condition the Common Parts and for the purposes of laying down maintaining repairing and testing sewers drains gas or water pipes and electric wires or cables or for other similar purposes the Landlord or such persons as aforesaid making good any damage occasioned thereby to the Demised Premises and causing as little inconvenience as may be possible

3.17      Clean air provisions
- --------------------------------

          To comply with the provisions of the Clean Air Act 1956 with regard to the use and installation of any plant or apparatus upon the Demised Premises in which a smoke producing fuel is to be consumed

3.18      Advertising
- -----------------------

          Not without the previous consent in writing of the Landlord to use the Demised Premises for the purpose of advertising nor to display or permit to be displayed thereon any advertisement poster notice or nameplate and to remove and discontinue the use of any advertisement poster or notice to which the Landlord may take objection notwithstanding any previous consent thereto PROVIDED nevertheless that the Tenant shall be entitled to affix at such points in the Building as the Landlord stipulates boards plates or signs indicative of the Tenant's name such boards plates or signs and the lettering thereon to be of a size and type approved of in writing by the Landlord

3.19      User
- ----------------

          Not to use the Demised Premises or permit or suffer the same to be used otherwise than for the purposes authorised by Class B1 of the Town and Country Planning (Use Classes) Order 1987 but nothing herein shall be deemed to authorise the Demised Premises to be used for a noxious or offensive trade or use and diligently and regularly to carry on any authorised trade or use in a normal and proper manner so as to prevent such authorised trade or use causing in the opinion of the Landlord any nuisance annoyance or inconvenience to the Landlord or any of its tenants or the owners or occupiers of adjoining or adjacent premises or the neighbourhood

3.20      Loading etc. of vehicles on the Common Parts
- --------------------------------------------------------

          To observe and to use all endeavours to ensure that persons doing business with the Tenant and the servants and workman of the Tenant shall observe any regulations and instructions made or given by the Landlord with regard to the loading parking or movement of vehicles waste disposal containers and other similar equipment about the Common Parts

3.21      Avoidance of insurance
- ----------------------------------

          Not either in the course of the business hereby authorised nor otherwise to do or permit anything to be done on the Demised Premises whereby any policy of insurance effected to provide the Building Insurance or the Rental Insurance for the time being subsisting may be invalidated or whereby the rate of premium for insurance against damage by any of the risks for which the Building Insurance is for the time being effected of the Building or any part of the Building or the contents thereof shall be higher than the rate usually charged for the activity or trade carried on in the Building or the relevant part thereof

3.22      Auctions etc.
- -------------------------

          Not to permit any sale by auction public exhibition or political meeting to be held upon the Demised Premises nor to use the Demised Premises for any illegal or immoral purpose nor to allow any person to sleep on the Demised Premises

3.23      Assignment underletting etc.
- ----------------------------------------
          3.23.1 Not to assign charge or underlet any part or parts (as opposed to the whole) of the Demised Premises

          3.23.2 Not to part with the possession of or share the occupation of the Demised Premises or any part or parts thereof or grant any license in respect thereof Provided that a sharing of occupation of the Demised Premises with a company which is a member of the same group (as defined in the Landlord and Tenant Act 1954 s.42) as the Tenant where no tenancy is created shall not be a breach of this covenant

          3.23.3 Not to assign the Demised Premises as a whole without the previous consent in writing of the Landlord but such consent shall not be unreasonably withheld or delayed

          3.23.4    Upon every assignment to procure

                    3.23.4.1 that the assignee enters into a direct covenant with the Landlord to pay the rents and observe and perform the covenants and conditions on the lessees part herein contained and

                    3.23.4.2 where the assignee is a limited liability company that if the Landlord so reasonably requires a guarantor enter into direct covenants with the Landlord in a form similar to clause 8

          3.23.5 Not to underlet the whole of the Demised Premises without the previous consent in writing of the Landlord which shall not be unreasonably withheld Provided that

                    3.23.5.1 The Underlease shall reserve rents equivalent to the Rack Rent and the Service Rent and the rack rent to be reserved by the underlease shall not be less than the Rack Rent and shall be the best rent obtainable without taking a fine or premium and the service rent to be reserved by the Underlease shall not be less than the Service Rent

                    3.23.5.2 The Underlease shall contain such provisions as are necessary to secure that it is in all respects consistent with the provisions hereof including in particular a provision for the review of the rack rent and maintenance rent thereby reserved at the same time as the reviews of the Rack Rent and the Maintenance Rent hereunder a provision that the Landlord shall approve the amount of any reviewed rack rent and an absolute prohibition against any further underletting

          3.23.6 To use his best endeavours to enforce the performance and observance of all the covenants and conditions on the part of the undertenant contained in such underlease

3.24      Appointment of receiver or administrative receiver
- --------------------------------------------------------------
          To notify the Landlord in writing immediately of any appointment of a receiver or administrative receiver of the Tenant's undertaking

3.25      Re-letting
- ----------------------

          To permit the Landlord at any time within six months before the expiration or sooner determination of the Said Term to enter into and upon the Demised Premises for the purpose of fixing upon a suitable part thereof a notice board for letting or selling the same and not to remove or interfere with such notice board and to permit all persons by the order of the Landlord to view the Demised Premises at all reasonable times of the day

3.26      Payment of Landlord's costs
- ---------------------------------------

          To pay to the Landlord on demand all costs damages and expenses including Solicitors' costs and Surveyors' and other professional fees and bailiffs costs incurred by the Landlord for the purpose of or incidental to:

          3.26.1    The preparation and service of a notice under Section
                    146 of the Law of Property Act 1925 requiring the Tenant to remedy a breach of any of the covenants herein contained notwithstanding forfeiture for such breach shall be avoided otherwise than by relief granted by the Court

          3.26.2 Any schedule relating to wants of repair or decoration to the Demised Premises whether served during or after the termination of the Said Term

          3.26.3 Any application made by the Tenant for the consent of the Landlord whether the same be granted refused or proffered subject to any lawful qualifications or condition or whether the application be withdrawn

          3.26.4 The levying of a distress for the rents payable hereunder or any part thereof or as a result of the bailiff or the Landlord (after the bailiff has been instructed) being paid such rent whether or not any actual distress is levied

          3.26.5 The preparing settling and completing of this Lease and a counterpart thereof in accordance with the Solicitors Remuneration Order as amended and the stamp duty on such counterpart

3.27      Registration of dispositions etc.
- ---------------------------------------------

          Within one month after any assignment underlease or assignment of underlease surrender mortgage charge transfer disposition or devolution of the Demised Premises or of any part thereof or of any estate or interest therein to give notice thereof in duplicate to the Landlord and to produce to it the original or a certified copy (together with a copy for retention) of any instrument (including any grant of probate or letters of administration) effecting the same and to pay to the Landlord a reasonable fee for the registration thereof

3.28      Notice of destruction or damage
- -------------------------------------------
          In the event of the Demised Premises being destroyed or damaged to give notice thereof immediately to the Landlord stating (if possible) the cause of such destruction or damage

3.29      Indemnities
- -----------------------

          3.29.1 To indemnify the Landlord against all costs and expenses including professional fees properly incurred by the Landlord in connection with all and every loss and damage whatsoever incurred or sustained by the Landlord as a consequence of every breach of the covenants by the Tenant set out herein or implied PROVIDED that such indemnity shall extend to and cover all costs and expenses incurred by the Landlord in connection with any steps which the Landlord may at its absolute discretion (but without being in any way obliged so to do) take to remedy any such breach and be without prejudice to any rights or remedies of the Landlord in respect of any such breach

          3.29.2 Without prejudice to the generality of the foregoing to indemnify the Landlord against any tax or imposition which becomes payable by the Landlord in respect of the Demised Premises or any part thereof by reason of any act or omission of the Tenant (whether or not authorised by this Lease or by the Landlord and whether or not the same is in breach of any of the Tenant's covenants)

          3.29.3 To indemnify the Landlord against all actions claims liabilities costs and expenses alleged or demanded by the owners or occupiers of any adjoining or neighbouring property or other parties arising through the use or occupation of the Demised Premises the existence of any article in or about the Demised Premises or the execution or omission of any works upon the

                    Demised Premises except insofar as the same may be due solely to the Landlord's own act or default or the act or default of the Landlord's employees or agents

3.30      New easements
- -------------------------

          Not to permit any new window light opening doorway path passage drain or other encroachment right or easement to be made or acquired in to against or upon the Demised Premises and in case any such window light opening doorway path passage drain or other encroachment shall be made or attempted to be made or any such right or easement attempted to be acquired to give immediate notice thereof to the Landlord and to permit the Landlord and its Surveyors servants and agents to enter the Demised Premises at reasonable times to ascertain the nature of such encroachment or easement and at the request and cost of the Landlord to adopt such means as may be reasonably required or deemed proper for preventing any such encroachment or the acquisition of any such easement

3.31      Access of light
- ---------------------------

          Not to give to any third party any acknowledgment that the Tenant enjoys the access of light to any of the windows or openings in the Demised Premises by the consent of such third party nor to pay to such third party any sum of money nor to enter into any agreement with such third party for the purpose of inducing or binding such third party to abstain from obstructing the access of light to any of such windows or openings and in the event of any of the owners of adjacent or neighbouring land or buildings doing or threatening to do anything which obstructs the access of light to any of the windows or openings in the Demised Premises to notify the same forthwith to the Landlord and to permit the Landlord if necessary to bring all such actions as it may think fit in the name of the Tenant against any of the owners of the adjacent or neighbouring land or buildings in respect of the obstruction of the access of light to any of the windows or openings in the Demised Premises PROVIDED ALWAYS that the Landlord shall indemnify the Tenant against all actions losses or damages which the Tenant may suffer by reason of any act or actions which the Landlord may do or bring under this sub-clause

3.32      Installation of duct
- --------------------------------

          To instal a duct for a communication cable in the position marked by a green line on the plan in a good and workmanlike manner previously approved by the Corporation and to repair any damage caused to the ground in the installation maintenance and repairing of the said duct and at the end of the term hereby granted to remove the said duct making good all damage caused by such removal

4.        Landlord's covenants
- ------------------------
          THE Landlord hereby covenants with the Tenant as follows:-

4.1       Quiet enjoyment
- ---------------------------

          That the Tenant paying the several rents hereby reserved and performing and observing the several covenants conditions and agreements herein contained and on his part to be performed and observed shall and may peaceably and quietly hold and enjoy the Demised Premises during the Said Term without interruption or disturbance by the Landlord or by any persons lawfully claiming through or under it

4.2       Insurance
- ---------------------

          To effect and keep in force the Building Insurance and the Rental Insurance with some reputable insurance office or with Lloyds Underwriters and if required by the Tenant produce to the Tenant evidence from the insurers of the terms of the policy of such insurance and the fact that the policy is subsisting and in effect

4.3       Reinstatement on destruction or damage
- --------------------------------------------------

          As often as the Demised Premises shall be destroyed or damaged by the risks covered by the Building Insurance subject to the Tenant duly giving notice of such destruction or damage under clause 3.28 and provided that the Building Insurance shall not have been rendered void by the act or default of the Tenant or his tenants or their respective employees agents or licensees to expend all monies received by it under the Building Insurance in rebuilding or reinstating the Demised Premises in their former state with all convenient speed save to the extent delayed by labour disputes shortage of materials the withholding or delay in issue of licences certificates approvals or permissions by any competent authority or any other matter outside the control of the Landlord Provided that the Landlord's liability under this covenant shall be limited to the expenditure of the whole of the insurance monies received by it under the Building Insurance in respect of the destruction or damage in question

4.4       Repair of the Building
- ----------------------------------

          At all times during the Said Term to keep in good and substantial repair and condition (except damage by the risks covered by the Building Insurance) the main structure and exterior of the Building and the Common Parts (the Demised Premises always excluded)

4.5       Exterior painting
- -----------------------------

          To keep properly painted all the outside wood and iron work of the Building and all parts of the Common Parts which are usually or ought to be painted and all additions thereto and to apply such other preservatives as the Landlord may consider necessary to all other parts of the exterior of the Building and of the Common Parts requiring such treatment

4.6       Maintenance of the Common Parts
- -------------------------------------------

          Unless and until the same shall be adopted by a local authority or statutory undertaker as maintainable at the public expense to clean renew repair paint and maintain the Common Parts to keep (where applicable) the Common Parts in good working order and to insure any part thereof which the Landlord considers it prudent to insure against damage by such risks as the Landlord in its discretion decides and to pay any rates charges impositions or other outgoings assessed thereon and to comply with all obligations (including the execution of any works) imposed on the Landlord by virtue of any statutory regulations or bye laws with regard to the use and operation of any of the Common Parts

4.7       Provision of Part A Services
- ----------------------------------------
          To provide throughout the Said Term the Part A services

5.        Provisos and declarations
          PROVIDED ALWAYS and it is hereby agreed and declared as follows:-

5.1       Power of re-entry
- -----------------------------

          If the rents hereby reserved or any part thereof shall be in arrears for twenty one days next after any of the days fixed for payment thereof whether or not the same shall have been legally demanded or if there shall be any breach of any of the covenants by the Tenant herein contained or if the Tenant shall become bankrupt or make any arrangement or composition with his creditors or being a limited company shall have a receiver or an administrative receiver of its undertaking appointed or shall pass an effective resolution for winding up (except for the purposes of reconstruction or amalgamation) or shall have a winding up order or an administration order under the Insolvency Act 1986 made against it then and in any such case the Landlord or any persons duly authorised by it may at any time thereafter into and upon the Demised Premises or any part thereof in the name of the whole re-enter and the same have repossess and enjoy as in their former state

5.2       Cesser of rent
- --------------------------

          If the Demised Promises or any part thereof or the Common Parts shall be destroyed or rendered unfit for occupation or use during the Said Term by damage covered by the Building Insurance then (unless the Building Insurance or the Rental Insurance shall have been rendered void by the act or default of the Tenant or his tenants or their respective employees agents or licensees) a just proportion of the Rack Rent the Maintenance Rent and the Service Rent according to the nature and extent of the injury sustained shall cease and be suspended until the Demised Premises and/or the Common Parts have been made fit for occupation and use or until the second anniversary of the occurrence of such damage (whichever event shall first occur)

5.3       Disputes as to rent cesser
          --------------------------

          If any dispute shall arise between the Landlord and the Tenant with regard to the amount of the abatement in the said rent or the period for which the said rent or any part thereof shall be suspended the same shall be referred to a single arbitrator to be agreed between the parties and failing agreement to a single arbitrator to be appointed by the President for the time being of the Law Society

5.4       Termination if Premises substantially unfit
- -------------------------------------------------------

          5.4.1 If during the last three years of the term hereby created or the period of any extension thereof by statute or at common law or of any holding over the Demised Premises shall be destroyed or so damaged by any of the risks covered by the Building Insurance as to be substantially unfit for occupation or use the Landlord may by not less than six months notice expiring at any time determine the Said Term and upon the expiry of such notice the Said Term shall determine without prejudice to any remedy of the Landlord in respect of any breach of the Tenant's covenants

          5.4.2     If the Landlord gives notice under clause 5.4.1 clause
                    4.3 shall be of no effect and the Landlord shall be entitled to retain any insurance monies received by it

5.5       Obstruction of light or air
- ---------------------------------------

          That it shall be lawful for the Landlord at any time during the Said Term to erect rebuild or alter any buildings or erections facing adjoining or near to the Demised Premises or the Building in any manner and to any extent it may think fit notwithstanding that any buildings or erections so erected rebuilt or altered obstruct or interfere with any right of light or air for the time being appertaining to or enjoyed with the Demised Premises or the Common Parts or any part thereof

5.6       No warranty as to planning consent
- ----------------------------------------------

          Nothing herein shall be deemed to constitute any warranty by the Landlord that the Demised Premises or any part thereof are authorised for use for any specific purpose under the Planning Laws

5.7       Limit on waiver by acceptance of rent
- -------------------------------------------------

          No demand for or receipt or acceptance of any part of the rents hereby reserved or any payment on account thereof shall operate as a waiver by the Landlord of any right which the Landlord may have to forfeit this Lease by reason of any breach of covenant by the Tenant and the Tenant shall not in any proceedings for forfeiture be entitled to rely on any such demand receipt or acceptance as aforesaid as a defence PROVIDED that this proviso shall have effect in relation only to a demand receipt or acceptance made during such period as may in all the circumstances be reasonable for enabling the Landlord to conduct any negotiations with the Tenant for remedying the breach

5.8       Part B Services
          ---------------
          The Landlord shall have no obligation to provide any of the Part B Services which it may commence vary and discontinue from time to time at its absolute discretion

5.9       Limitations on liability under clause 4.6 and for services
          ----------------------------------------------------------
          The Landlord shall be under no liability to the Tenant his tenants or their respective employees licensees or visitors in respect of:

          5.9.1 Any interruption in the performance of the covenants contained in clauses 4.6 and 4.7 or in the provision of any of the Part B services caused by the repair or maintenance of any installations or apparatus by their damage or destruction by fire or water by mechanical or other default or breakdown by adverse weather conditions by shortage of fuel materials or labour by strikes lockouts or sit-ins or by any other cause beyond the Landlord's control or

          5.9.2 Any act omission or negligence of the Landlord or its employees (not resulting in death or personal injury) in or about the performance or purported performance of the covenants contained in clauses 4.6 and 4.7 or the provision of any of the Part B Services

5.10      Landlord's liability excluded
- -----------------------------------------

          The Landlord shall not be responsible to the Tenant (save as and to the extent hereinbefore expressly provided) his tenants or their respective employees licensees or visitors for any injury death damage destruction or financial or consequential loss whether to person property or goods sustained on or by reason of the condition of the Demised Premises

5.11      Service of notices
- ------------------------------
          Section 196 of the Law of Property Act 1925 as amended by the Recorded Delivery Service Act 1962 shall apply to the service of any notice required to be served under this Lease

5.12      Exclusion of statutory compensation
- -----------------------------------------------

          Subject to section 38 (2) of the Landlord and Tenant Act 1954 neither the Tenant nor any assignee or underlessee of the Said Term or of the Demised Premises or any part thereof shall be entitled to on quitting the Demised Premises or that part to any compensation under the said Act

5.13      Tenant's goods left in Demised Premises
- ---------------------------------------------------

          If at any time after the Said Term has been determined whether by effluxion of time or otherwise and the Tenant has vacated the Demised Premises any property of the Tenant remains in or on the Demised Premises and the Tenant shall fail to remove the same within fourteen days after being requested so to do by a written notice from the Landlord in that behalf then and in any such case the Landlord may as the agent of the Tenant (and the Landlord is hereby appointed by the Tenant to act in that behalf) remove and dispose of (by sale if reasonably practicable) such property and shall hold the proceeds of sale (if any) after deducting the costs and expenses of removal storage and sale reasonably and properly incurred by it to the order of the Tenant PROVIDED THAT the Tenant shall indemnify the Landlord against any liability incurred by the Landlord to any third party whose property shall have been removed and disposed of (whether by sale or otherwise) by the Landlord in the bona fide belief (which shall be presumed unless the contrary be proved) that such property belonged to the Tenant and was liable to be dealt with as such pursuant to this clause

5.14      Disputes between tenants
- ------------------------------------

          In case any dispute shall arise between the Tenant and other tenants or occupiers or users of the Building or any other neighbouring premises in connection with any easement right or privilege affecting the Demised Premises the Landlord may (if it shall think fit) determine every such dispute in such manner as the Landlord shall think reasonable and the Tenant shall submit to and abide by every such determination

6.        Break clause
- ------------------------

          If the Tenant shall desire to determine the Said Term at the end of the sisth year thereof and shall give to the Landlord not less than three calendar months' previous notice in writing of such its desire then and in such cause this Lease and everything herein contained shall cease and determine but without prejudice to any claim by either party against the other in respect of any antecedent breach of any covenant or condition herein contained

7.        Rack Rent review
- ----------------------------

7.1       Amount of revised Rack Rent
          As from each Revision Date the Rack Rent shall be revised to such a sum as shall be

          7.1.1 The amount agreed in writing between the Landlord and the Tenant at any time before the current annual market value of the Demised

                    Premises shall have been determined under sub-clause
                    6.3 or

          7.1.2 If no such agreement shall have been reached within such time the amount which equals the greater of:-

                    7.1.2.1 the Rack Rent payable hereunder immediately before the Revision Date in question and

                    7.1.2.2 the current annual market value of the Demised Premises as defined in sub-clause 7.2


7.2       Current annual market value
- ---------------------------------------

          The current annual market value of the Demised Premises shall be the sum determined under sub-clause 7.3 as being the yearly rent of the Demised Premises on the Revision Date in question on the assumptions set out in sub-clause 7.2.1 and disregarding the matters set out in sub-clause 7.2.2 viz:

          7.2.1     Assumptions

                    7.2.1.1 That the Demised Premises are to be let as a whole and are fit for immediate occupation and use for any purpose permitted by this Lease

                    7.2.1.2 That no works have been carried out on the Demised Premises by the Tenant or his predecessors in title during the Said Term which have diminished the rental value of the Demised Premises

                    7.2.1.3 That where the Demised Premises have been destroyed or damaged they have been fully restored

                    7.2.1.4 That the Landlord and the Tenant have duly performed and observed all the covenants on their respective parts in this Lease contained up to and including the Revision Date

                    7.2.1.5 That the Demised Premises are to be let on the same terms (other than the amount of the Rack Rent and of the Maintenance Rent) as those contained in this Lease for a term of years equivalent to the original term hereof by a willing landlord to a willing tenant at a rack rent and maintenance rent which are subject to review at the same intervals as the Rack Rent and Maintenance Rent are respectively revisable and in the same manner as is specified in this clause and the First Schedule

          7.2.2     Matters to be disregarded
          -------------------------------------

                    7.2.2.1 Any effect on the current annual market value of the Demised Premises of the considerations specified in paragraphs (a) (b) and (c) of Section 34 (1) of the Landlord and Tenant Act 1954 as amended by the Law of Property Act 1969

                    7.2.2.2 For the purpose only of establishing the current annual market value any statutory provision prohibiting or restricting any increase in the rent hereby reserved

7.3       Determination by expert
- -----------------------------------

          Either the Landlord or the Tenant may by written notice to the other given not more than three months before the Revision Date or at any time thereafter require the current annual market value of the Demised Premises to be determined by a surveyor familiar with the valuation of properties similar to the Demised Premises (such surveyor to be agreed between them or failing agreement within one month after the giving of such notice to be appointed upon the application of either party by the President for the time being of the Royal Institution of Chartered Surveyors or his duly appointed deputy) acting as an expert and the certificate of such surveyor (or of any surveyor appointed in his stead should he refuse to act or become incapable of acting) as to the current annual market value of the Demised Premises shall be final and binding upon the parties Provided that the fees of such surveyor shall (unless such surveyor shall otherwise determine) be borne and paid by the parties hereto in equal shares PROVIDED ALWAYS that if one party pays the whole of such surveyors' fees it shall be entitled to recover one half (or such other proportion as such surveyor may have determined) of such surveyor's fee from the other party on demand

7.4       Existing Rack Rent payable until revised Rack Rent determined
- -------------------------------------------------------------------------

          Until the amount of the revised Rack Rent has been determined in accordance with sub-clause 7.1 the Rack Rent reserved at the Revision Date in question (in this sub-clause called "current Rack rent") shall continue to be payable but on the Quarter Day next following the determination of the revised Rack Rent (in this sub-clause called "the adjustment Quarter Day") there shall be due from the Tenant in addition to the instalment of revised Rack Rent falling due on the adjustment Quarter Day

          7.4.l The amount if any by which the aggregate of the instalments of revised Rack Rent ascertained to have fallen due on the Quarter Days occurring on or after the Revision Date in question and before the adjustment Quarter Day exceeds the aggregate of the instalments of current Rack Rent which have actually been so paid and

          7.4.2 Interest at 3% above the base lending rate from time to time of Barclays Bank PLC on the amount by which each of the instalments of revised Rack Rent the subject of adjustment under clause 7.4.1 exceeds the respective instalment of current Rack Rent calculated for each instalment from the Quarter Day on which it fell due to the adjustment Quarter Day

7.5       Memorandum of Rent Review
- -------------------------------------

          If the Landlord so requires a memorandum of any such revised Rack Rent ascertained and payable as provided herein shall as soon as may be after such revised Rack Rent has been agreed or determined be endorsed or annexed at the Tenant's expense on this Lease and the Counterpart hereof and signed by or on behalf of the Landlord and the Tenant respectively

8.        Guarantor's covenants
- ---------------------------------
          THE Guarantor (if any) hereby covenants and guarantees with and to the Landlord that:

8.1       Tenant to pay rent and observe covenants - Guarantor to make good losses
- --------------------------------------------------------------------------------

          That the Tenant shall at all times pay the rents hereby reserved on the days and in manner aforesaid and shall duly observe and perform all the covenants and conditions on the Tenant's part hereinbefore contained to be observed and performed and that in the case of default by the Tenant in the making of any such payment of rent or in the performance or observance of such covenants or conditions the Guarantor will pay and make good to the Landlord on demand all losses costs damages and expenses thereby arising or incurred by the Landlord with interest thereon from the date of demand to the date of payment at 3% above the base lending rate from time to time of Barclays Bank PLC

8.2       Guarantor to take new lease upon disclaimer of this Lease
- ---------------------------------------------------------------------
          In the event of the Tenant during the Said Term becoming bankrupt or entering into liquidation and the trustee(s) in such bankruptcy or the liquidators) in such liquidation (as appropriate) disclaiming this lease that the Guarantor will if the Landlord so requires in writing within three months of such disclaimer accept from the Landlord a lease of the Demised Premises for a term equal in duration to the residue remaining unexpired of the Said Term at the time of such disclaimer such lease to be at the same rents and to contain the like tenants and landlords covenants respectively and the like provisos and conditions in all respects (including the proviso for re-entry and including the same Revision Dates) as are herein contained and will pay the legal costs of the Landlord (including disbursements) in connection with such new lease and execute and deliver to the Landlord a counterpart of it

8.3       Provisos
- --------------------

          PROVIDED ALWAYS that:
          --------------------

          8.3.l any neglect or forbearance of the Landlord in endeavouring to obtain payment of the rents hereby reserved when the same become payable or in enforcing the performance or observance of the said covenants or obligations of the Tenant or any time which may be given by the Landlord to the Tenant or any variation of the terms of this lease which may be agreed between the Landlord and the Tenant or any consent licence or approval which may be given by the Landlord to the Tenant shall not release or exonerate or in any way affect the liability of the Guarantor under the covenants or guarantee on his part hereinbefore contained

          8.3.2 where there are two or more persons included in the expression "the Guarantor" any neglect or forebearance on the part of the Landlord in enforcing this covenant as against one Guarantor or any agreement made by the Landlord limiting the liability of one Guarantor under this covenant shall in no way relieve the other Guarantor or Guarantors (as appropriate) from it/their liability hereunder


8.4       Memorandum of Rent Review
- -------------------------------------

          That the Guarantor shall (if requested by the Landlord in writing) on each occasion that the Rack Rent is reviewed sign the memorandum specifying the amount of the revised rent prepared by the Landlord

IN WITNESS whereof Vincent Austin Lamb as Attorney of the Landlord has hereunto
- ----------
set the name of the Landlord and affixed his own seal and the Tenant has hereunto caused its Common Seal to be affixed the day and year first before written

                               THE FIRST SCHEDULE
                               ------------------
1.        In this Schedule

          "The Index" means the Index of the output price for "All new construction" contained in Housing and Construction Statistics published by HM Stationery

          0ffice for the Government Statistical Service or any index stated to be in substitution therefor and to be related to the original index in a specified manner

          "the Maintenance Rent Year" means the year commencing on First April

          "the basic rate" means two thousand five hundred and forty two pounds per annum

          "the Base Figure" is three hundred and twenty two

2. The Maintenance Rent for the period from and including the Term Commencement Date to First April next following shall be at the basic rate

3. Thereafter the Maintenance Rent payable in each Maintenance Rent Year shall be the greatest of

          3.1       The basic rate and

          3.2       The Maintenance Rent payable in the previous
                    Maintenance Rent Year and

          3.3 The basic rate multiplied by X and divided by the Base Figure where "X" is the figure which would have been shown as the latest Index figure published before the commencement of the relevant Maintenance Rent Year if there had been no changes in the Reference Base used to compile the Index since the Reference Base was set at one hundred for the year 1975

4. The Maintenance Rent payable for each Maintenance Rent Year of the Said Term shall be calculated by the Landlord who shall give written notice to the Tenant of the Maintenance Rent becoming payable as aforesaid and the amount stated in such notice shall (in the absence of any clerical or arithmetical error) be final and binding on the parties

5. Where any Index figure is stated in the Index to be provisional or is amended after first publication the Maintenance Rent shall if necessary be recalculated upon the ultimate confirmation or amendment of the index figure in question

6. If the Index is discontinued and no index is substituted therefor by the Government Statistical Service the General Index of Retail Prices
          - All items ("the Retail Prices Index") published by HM Stationery Office for the Government Statistical Service shall be substituted therefor in the calculation of the Maintenance Rent at the commencement of the Maintenance Rent Year next following the discontinuance of the Index and thereafter this Schedule shall be read as if "the Index" meant the Retail Prices Index "the Base Figure" was the figure which would have been shown as the index figure in the Retail Prices Index applicable at the commencement of the Said Term if there had been no change in the Reference Base used to compile the Retail Prices Index since the Reference Base was set at one hundred for the year 1974 and "the year 1974" was substituted for "the year 1975" in paragraph 3.3 hereof

7. If the Index is discontinued and the Retail Prices Index does not then exist or if after use in substitution under paragraph 6 the Retail Prices Index is discontinued the Landlord shall at its own discretion select a suitable alternative index compiled by Government or by a public body or by a trade association and such selection shall be final and binding on the parties and thereafter this Schedule shall be read as if "the Index" meant the index so selected and "the Base Figure" was the index figure in the index so selected applicable at the commencement of the Said Term or if the Reference Base for the index so selected has changed since its commencement the figure which would have been shown as the index figure applicable at the commencement of the Said Term if there had been no changes in such Reference Base and the year in which the index so selected was commenced was substituted for "the year 1975" in paragraph 3.3 hereof

                              THE SECOND SCHEDULE

Review of the Service Rent
- --------------------------
l. In this Schedule unless there be something in the context inconsistent therewith

"the Accounting Year"    means the year commencing on the First day of April
"the Building Services   means the aggregate of all costs and expenses incurred
Charge"                  or payable or prospectively payable by the Landlord in
                         performing the covenants on its behalf contained in clauses 4.2 and 4.7 or in providing any of the Part B services excluding any expenditure necessitated by the negligent act or neglect of the Landlord or its servants or contractors but with the addition of 10% of such total in respect of the Landlord's management expenses

"the Landlord's          means the certificate to be given pursuant to paragraph
Certificate"             3 of this Schedule

"the Tenant's            means 13.89% of the Building Services Charge
Proportionate Charge"

2.        Interim payment
- ---------------------------

          Pending ascertainment of the Tenant's Proportionate Charge for each Accounting Year the Tenant shall pay to the Landlord an annual sum of such an amount as the Landlord by written notice to the Tenant shall specify at its discretion to be a fair and reasonable interim payment such sum to be paid by equal quarterly payments in advance on the Quarter Days the first payment or an apportioned part thereof for the period ending on the Quarter Day next following the Term Commencement Date falling due on the completion of this Lease


3.        Determination of Tenant's Proportionate Charge
- ----------------------------------------------------------

          The Tenant's Proportionate Charge shall be determined by a surveyor (acting as an expert and not as an arbitrator) in the employ of the Landlord as soon as practicable after the expiration of each Accounting Year and shall be certified by a Certificate signed by such surveyor on behalf of the Landlord and a copy of the Landlords Certificate shall be supplied by the Landlord to the Tenant without charge to the Tenant

4.        Landlord's Certificate
- ----------------------------------

          The Landlord's Certificate shall contain a summary of the items constituting the Building Services Charge and details of the calculation of the Tenant's Proportionate Charge and the Landlord's Certificate (or a copy thereof duly certified by the surveyor for the Landlord) shall save in the case of any manifest error be conclusive evidence for the purposes hereof of the matters which it purports to certify


5.        Recovery of Tenant's Proportionate Charge
- -----------------------------------------------------

          As soon as practicable after the issue of the Landlord's Certificate the Landlord shall furnish to the Tenant an account of the Tenant's Proportionate Charge for the Accounting Year in question due credit being given therein for all payments under paragraph 2 made by the Tenant during the Accounting Year and within fourteen days of the delivery of such account the Tenant shall pay to the Landlord or the Landlord shall pay to the Tenant (as the case may be) the balance (if any) shown in the account as due from one party to the other


6.        Apportionment of Tenant's Proportionate Charge
- ----------------------------------------------------------
          The Tenant's Proportionate Charge shall be duly apportioned in respect of any broken periods during which the Said Term has existed in an Accounting Year

                               THE THIRD SCHEDULE
                               ------------------

PART A - Services covenanted to be provided under clase 4.7
- -----------------------------------------------------------

1. The provision of adequate lighting of the Common Parts during the hours of darkness

2.        The cleaning of the windows and frames of the Building

PART B - Services which the Landlord may provide
- ------------------------------------------------

1. Maintenance repair and replacement of fire prevention or warning equipment and of security systems in the Common Parts

2. Provision of such staff for the servicing maintenance and cleaning of the Common Parts as the Landlord may reasonably consider necessary including the provision of a manager

3. Maintaining cleansing heating lighting and furnishing a staff room and office accommodation for staff provided under paragraph 2 and a flat for any resident staff

4.        The provision and maintenance of furniture in the Common Parts

5. The provision and maintenance of plants shrubs trees grassed areas and grown or cut flowers in the Common Parts


                              THE FOURTH SCHEDULE
                              -------------------
                             Fixtures and Fittings
          PRODUCTION AREA
          ---------------
1         1 No 8 gang plastic flush mounted light switches
2         1 No plastic flush mounted indicator switch
3         90 No ceiling recessed fluorescent light fittings
4         44 No plastic flush mounted switched twin socket outlets
5         18 No single panel steel wall mounted radiators each with thermostatic valve
6         1 No twin panel steel wall mounted radiator with thermostatic valve
7 3 No Maylectro ceiling mounted emergency light fittings each with plastic surface mounted fused spur outlet
8         1 No "Maylectro Fireguard 100" fire alarm system
9         1 No plastic flush mounted fused spur associated with Item 8
10        1 No "Redring Sun Screen" heater wall mounted above entrance door
11        1 No plastic flush mounted fused spur associated with Item 10
12 1 No electrically controlled security grille to inside of entrance door complete with external keyed control unit
          TEA ROOM
          --------
13        1 No plastic flush mounted single gang light switch
14        1 No ceiling fluorescent light fitting
15        2 No plastic flush mounted switched twin socket outlets
16        1 No "Aidelle" ceiling mounted ventilator
17        1 No single panel steel wall mounted radiator

          DISABLED TOILET LOBBY
          ---------------------
18        1 No plastic flush mounted single gang light switch
19        1 No ceiling light fitting
          WC COMPARTMENT
          --------------
20        1 No ceiling light fitting
21        1 No plastic fused indicator switch
22        1 No "Aidelle" ceiling mounted ventilator
23        1 No single panel steel wall mounted radiator
          FEMALE TOILET TOILET NO 1 LOBBY
          -------------------------------
24        1 No plastic flush mounted single gang light switch
25        1 No ceiling light fitting
26        1 No plastic flush mounted fused indicator switch
27        1 No wall mounted "TLM Sunvic" thermostat
          WC COMPARTMENT
          --------------
28        1 No ceiling light fitting
29        1 No ceiling mounted "Aidelle" ventilator
30        1 No steel single panel wall mounted radiator
          FEMALE TOILET NO. 2 LOBBY
          -------------------------
31        1 No plastic flush mounted single gang light switch
32        1 No ceiling mounted "Aidelle" ventilator
33        1 No plastic flush mounted flushed indicator switch
          WC COMPARTMENT
          --------------
34        1 No ceiling light fitting
35        1 No ceiling mounted "Aidelle" ventilator
36        1 No steel single panel wall mounted radiator
          MALE TOILET LOBBY
          -----------------
37        1 No plastic flush mounted single gang light switch
38        1 No ceiling light fitting
          WC COMPARTMENT
          --------------
39        1 No ceiling light fitting
40        1 No ceiling mounted "Aidelle" ventilator
          LAVATORY AREA
          -------------
41        1 No ceiling light fitting
42        1 No plastic flush mounted fused indicator switch
43        1 No plastic flush mounted single gang switch
44        1 No single panel steel wall mounted radiator


[Page break altered from original]

          STORE
          -----
45        1 No plastic flush mounted single gang light switch
46        1 No ceiling fluorescent light fitting
47        1 No plastic flush mounted twin switched socket outlet
48 1 No "Strelrad/Ideal - Ideal Concord CX" boiler complete with all pipework flue circulatig pump timer thermometer and "Flue Boost Plus" and controller
49        1 No plastic surface mounted fused indicator switch
50 1 No "Elsan Pearl 90" tank, wall mounted complete with all pipework and associated plastic flush mounted indicator spur
51        1 No "Roof Units Group Turbo" fan and wall mounted control box
52        1 No "Square D Load Centre" distribution board wall mounted
          EMERGENCY STAIRCASE
          -------------------
53        1 No plastic flush mounted single gang light switch
54        2 No ceiling mounted fluorescent light fittings
55        1 No wall mounted fluorescent light fitting
56        2 No plastic flush mounted fused switches
57        1 No ceiling mounted emergency lights

58        1 No wall mounted emergency light
59 1 No electrically controlled security grille with wall mounted controller and associated plastic surface mounted fused switch
60        1 No wall mounted 100A isolator in cupboard under stairs

SIGNED SEALED AND DELIVERED              )
- ---------------------------
by the above named VINCENT               )
AUSTIN LAMB as the Attorney              )      /s/ [Unreadable Signature]
and in the name of English               )
Industrial Estates Corporation           )
in the presence of:-                     )

          /s/ J Heal (Secretary)
          28 Birkdale [continued unreadable]